UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2021

SEACHANGE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703
PMB 73480
Boston, MA 02115
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 897-0100

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective immediately prior to the appointment of Mr. Peter D. Aquino as the President and Chief Executive Officer of SeaChange International, Inc. (“SeaChange” or the “Company”), Mr. Robert Pons resigned as the Company’s Executive Chairman and principal executive officer. Mr. Pons remains the Company’s Chairman of the Board of Directors (“Board”).

(c)

Effective September 27, 2021, Mr. Peter D. Aquino was appointed as the Company’s President and Chief Executive Officer. Mr. Aquino, 60, has more than 30 years of experience in the technology, media, and telecommunication (TMT) industry. Mr. Aquino joins the Company following a successful tenure at Spartacus Acquisition Corporation (“Spartacus”) (NASDAQ: TMTS), a special purpose acquisition company, where he currently serves as Chairman and Chief Executive Officer since August 2020. Spartacus has announced a business combination with NextNav, a leader in next generation GPS, which is expected to close in the fourth quarter of 2021. Mr. Aquino is expected to continue to serve as Spartacus’ Chairman and Chief Executive Officer until its business combination with NextNav closes, and he expects to join the board of NextNav upon the close of the business combination. Prior to Spartacus, Mr. Aquino held executive positions at a range of leading technology companies, including: Chairman and Chief Executive Officer of Internap Corporation from 2016 until 2020, Chairman and Chief Executive Officer of Primus Telecommunications Group from 2010 until 2013, and President and Chief Executive Officer of RCN Corporation (“RCN”) from 2004 until 2010. At RCN, Mr. Aquino led RCN’s transformation into an all-digital HDTV cable multiple system operator (MSO) and was one of the first cable operators to incorporate TiVo DVRs as a premium set top box including streaming. Mr. Aquino also created an advanced metro-fiber network throughout RCN’s footprint, both organically and through mergers and acquisitions during his tenure. Mr. Aquino began his career at Bell Atlantic (now Verizon) in 1983. Mr. Aquino is currently on the board of Spartacus Acquisition Corporation since August 2020. Mr. Aquino has previously served on numerous public company boards, including: Lumos Networks, FairPoint Communications, Alaska Communications, and TiVo Corporation (prior to its sale to Rovi in 2016). Mr. Aquino holds a bachelor’s degree from Montclair State University in New Jersey, and an M.B.A. from George Washington University in Washington, D.C.

The selection of Mr. Aquino to serve as the Company’s President and Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Aquino and any other director or executive officer of the Company, and there are no related person transactions between the Company and Mr. Aquino reportable under Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Aquino as the Company’s President and Chief Executive Officer, the Compensation Committee of the Board agreed to pay Mr. Aquino an annual base salary of $350,000 per year and to make one-time equity awards of (i) 300,000 restricted stock units (“RSUs”) with 100,000 RSUs to vest on the first, second and third anniversary of September 27, 2021 and (ii) 300,000 performance-based RSUs with up to 25,000 RSUs to vest in each of the 12 quarters following September 27, 2021, subject to the Company’s attainment of certain quarterly financial goals. Mr. Aquino will also be eligible to receive a discretionary cash bonus for the remainder of fiscal 2022 at the Board’s sole discretion. Beginning in fiscal 2023, Mr. Aquino will be eligible to receive a cash bonus of up to 60% of his annual base salary if the Company attains its fiscal 2023 financial goals, and up to an additional 40% of his annual base salary (for a combined total of 100% of base salary) if the Company attains its stretch financial goals.

Pursuant to Mr. Aquino’s offer letter, in the event of termination of Mr. Aquino’s employment without cause after six months of employment, subject to Mr. Aquino executing a general release and satisfaction agreement that includes a one year noncompete, Mr. Aquino will be entitled to a one-time payment of 12 months’ base salary, payable over 12 months. Attached as Exhibit 10.1, and incorporated herein by reference, is a copy of Mr. Aquino’s offer letter.

Mr. Aquino will be offered a Change in Control Severance Agreement (“CIC Agreement”) and an Indemnification Agreement with the Company. The CIC Agreement will provide for enhanced severance benefits if there should be a change in control of the Company and a reduction in duties or termination of Mr. Aquino’s employment with the Company within two years of the change in control of the Company. The enhanced severance benefits shall include a payment of two times base annual salary, two times target annual bonus and accelerated vesting of Mr. Aquino’s equity awards.

(d)

Upon the recommendation of the Board’s Corporate Governance and Nominating Committee, on September 27, 2021 and in conjunction with Mr. Aquino’s appointment as President and Chief Executive Officer of the Company, the Board of the Company appointed Mr. Peter D. Aquino to serve as a Class III director of SeaChange, effective immediately, with a term to expire at the 2023 Annual Meeting of Stockholders.

Item 8.01. Other Events.

On September 27, 2021, the Company issued a press release, announcing the changes described above. A copy of such press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated September 22, 2021, by and between SeaChange International, Inc. and Peter D. Aquino.

99.1	Press release issued by SeaChange International, Inc., dated September 27, 2021.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the closing of Spartacus’ business combination. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. In addition to those risks described from time to time in the Company’s filings with the SEC and other similar risks, the forward-looking statements in this Form 8-K are subject to the uncertainties regarding the duration, spread and effects of COVID-19, and its economic, financial and market consequences generally and on the Company’s business in particular. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Michael D. Prinn
Michael D. Prinn
Chief Financial Officer, Senior Vice President and Treasurer

Dated: September 27, 2021